EXHIBIT 10.22

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of February 12, 2013, is entered into by and between MAST CAPITAL PARTNERS, LLC, a Delaware limited liability company ("Factor"), with a place of business located at 445 Park Avenue, 10th Floor, New York, NY 10022 and Consilium Corporate Recovery Fund, Ltd., with mailing address at 3101 N. Federal Highway, Suite 502 Ft. Lauderdale, FL 33306 (the "Lender ").

WHEREAS, pursuant to that certain Factoring and Security Agreement, dated as of October 30, 2012, the Factor purchases, from time to time, certain receivables of Alibi NYC, LLC (the "Client"), in amounts not to exceed Two Hundred Fifty Thousand Dollars ($250,000) (the "Factoring Agreement");

WHEREAS, the Obligations of Client to Factor are secured by a first priority security interest of certain assets (as set forth in the Factoring Agreement), which includes all accounts receivable of the Client, as the same may exist from time to time;

WHEREAS, pursuant to the Factoring Agreement, Client covenanted to Factor that it would not guaranty the obligations of any third party;

WHEREAS, on or about December 21, 2012, Lender, Panache Beverage, Inc. ("Parent") and Parent's affiliates which include Client entered into definitive agreements relating to a $2,100,000 loan (the "Loan") with Consilium Corporate Recovery Master Fund, LTD due on December 21, 2015 (collectively, the "Loan Documents"), which Loan Documents provide for certain security interests to be provided by Client to the Lender;

WHEREAS, the guaranty by Client of Parent's Obligations to Lender under the Loan Documents may be a breach of the covenants made by Client to Factor pursuant to the Factoring Agreement;

WHEREAS, as a condition to Factor's waiver of a potential breach of the Factoring Agreement resulting from the execution and delivery of the Loan Documents and the performance by the Client of its obligations thereunder, Factor requires that Lender acknowledge Factor's rights pursuant to the Factoring Agreement and otherwise agree to the terms hereof with respect to the Collateral (as hereafter defined) and to the Factor Obligations.

WHEREAS, Factor and Lender desire to enter into this Agreement in order to set forth the terms and conditions of the respective priority to assets pledged by Client.

NOW, THEREFORE, Factor and Lender agree as follows

1. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Factoring Agreement. In addition to the defined terms contained in the preamble above and in the recitals, as used herein, the following terms shall have the following definitions:

a. "Factor Obligations" means, collectively, all Obligations owing to Factor by Client, including without limitation, the present and future Obligations arising pursuant to the Factoring Agreement.

b. "Collateral" means all accounts receivable of the Client, whether currently existing or acquired, developed or created in the future. .

c. "Lender Obligations" means, collectively, all Obligations owing to Lender by Client, including without limitation, the present and future Obligations arising pursuant to the Loan Documents.

d. "Obligations" is used in this Agreement in its broadest and most comprehensive sense and means all present and future indebtedness which may be from time to time, directly or indirectly, incurred by Client, not to exceed the Maximum Amount (as defined in the Factoring Agreement), at any one time under the Factoring Agreement plus fees, interest, costs, and other charges owed under the Factor Agreement.

2. Lender does hereby acknowledge the existence of the Factor Obligations which appear to be legal, valid and binding on Client. Lender hereby consents to and approves the Factoring Agreement and all purchases and sales of receivables and other performance thereunder by Client through the date hereof pursuant to Section 3.28(c) of the Loan Agreement, dated as of December 21, 2012, by and between Lender and Client (the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Lender hereby waives any breach of the Loan Agreement which may have existed as a result of the Factoring Agreement or the performance thereof by Client through the date hereof.

3. So long as any of the Factor Obligations remain unpaid, in whole or in part, Lender agrees: (i) not to collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Collateral; (ii) not to sell, assign, transfer, pledge, or give a security interest in the Collateral; (iii) not to enforce or apply, or take any steps to enforce or apply, any security in the Collateral, now or hereafter existing, for the Factor Obligations; (iv) not to join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors' agreement based on the Factor Obligations; (vi) not to take any lien or security on any Collateral to secure the Lender's Obligations except to the extent it is expressly subordinate to Factor's security interest in such Collateral (with Lender delivering written notice to Factor at least fifteen (15) days prior to the filing of any such lien or security interest of Lender).

4. Lender agrees that Factor is to have a first priority interest in any and all Collateral. Factor agrees that Lender is to have a first priority interest in any and all Trademarks pledged by Client to Lender including, without limitation, to: "ALIBI American Whiskey".

5. This Agreement constitutes a continuing irrevocable agreement which shall remain effective until the Factoring Agreement has been terminated in accordance with its terms. Lender hereby waives any and all rights that Lender may have to terminate this Agreement prior to such time as all of the Factor Obligations have been repaid in full.

6. Lender agrees that Factor shall have the absolute power and discretion, without notice to Lender to deal in any manner with the Factor Obligations (including costs and expenses payable by Client to Factor) and any security and guarantees therefor; provided, however, that Factor shall not increase the aggregate principal amount of the invoices which may be factored at any one time beyond the Maximum Amount set forth in the Factoring Agreement.

In this connection, Factor shall have absolute power and discretion to release any Collateral or obligor, to surrender Collateral, to extend payment and maturity dates, to renew any or all Factor Obligations, to accelerate any or all Factor Obligations, to compromise any or all Factor Obligations, or to accept the substitution of any Collateral or any obligor; provided, however, that Factor shall not increase the aggregate principal amount of the invoices which may be factored at any one time beyond the Maximum Amount set forth in the Factoring Agreement. Lender hereby waives and agrees not to assert against Factor any rights which a guarantor or surety could exercise, however, nothing in this Agreement shall constitute Lender a guarantor or surety. Lender hereby subordinates in favor of Factor any security interests Lender may have in the Collateral to the security interests of Factor therein, and Lender hereby waives the right, if any, to require that Factor marshal or otherwise proceed to dispose of or foreclose upon Collateral in any manner or order.

7. This Agreement, the obligations of Lender owing to Factor, and Factor's rights and privileges hereunder shall continue until payment in full of all of the Factor Obligations and termination of the Factor Agreement, notwithstanding any action or nonaction by Factor with respect thereto or with respect to any Collateral therefor or any guarantees thereof. All rights, powers and remedies hereunder shall apply to all past, present and future Factor Obligations under the Factor Agreement.

8. Lender further agrees that, in case Lender should take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the Collateral or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full of all of the Factor Obligations, Factor shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as Factor may deem proper, and this Agreement shall be and constitute full and sufficient grounds therefor. In furtherance of Factor's rights hereunder, Factor shall be entitled to intervene into any legal proceedings at law, initiated by Lender in order to enable Factor, as it deems proper, to protect its interests hereunder. Factor acknowledges proceedings brought by Lender against Client may take place in the State of Florida and shall not be removed to New York once commenced.

9. In consideration and against the continuous and full performance by Lender of Lender's obligations hereunder, Factor does hereby waive client's alleged violation of provisions of the Factoring Agreement resulting from the execution and delivery of the Loan Documents by Client and its affiliates.

10. The parties hereto further agree that:

(a) Nothing in this Agreement is intended to, nor shall it, impair as between Client and its creditors, other than Factor and Lender, the obligations of Client to pay Lender, as holder of the Lender Obligations, the principal of, and interest on, the Lender Obligations, as and when the same shall become due.

(b) It is understood that the purpose of this Agreement is to define the relative rights of Lender, as holders of the Lender Obligations, on the one hand and Factor, as holder of the Collateral as holders of and security for the Factor Obligations, on other hand.

(c) Factor hereby releases and discharges any document purporting to be a guaranty granted by Panache Beverages, Inc.

11. Except as otherwise expressly agreed to herein, if Lender shall receive any payments, of Client or Factor relating to the Collateral in violation of this Agreement, such payment or property shall be received by Lender in trust for Factor and shall forthwith be delivered and transferred to Factor.

12. If a default occurs under the Factor Agreement, Factor shall provide written notice to Lender simultaneously with notice to Client and Lender shall have the right, but not the obligation, to cure for up to thirty (30) days subsequent to said notice.

13. This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of any Lender, and shall inure to the benefit of Factor's successors and assigns.

14. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York. The parties agree that all actions or proceedings initiated by Factor shall be tried and litigated only in the state and federal courts located in the County of New York, New York. Lender waives any right he may have to assert the doctrine of forum nonconveniens or to object to such venue. Factor acknowledges proceedings brought by Factor against Client may take place in the State of New York and shall not be removed to Florida once commenced.

15. In the event it becomes necessary for any party to commence any proceeding or actions to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including, but not limited to, reasonable attorneys' fees, the usual customary and lawfully recoverable court costs, and all other expenses in connection therewith.

16. The parties intend and agree that their respective rights, duties, liabilities, obligations and discretion shall be performed, discharged and exercised in good faith.

17. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN FACTOR AND LENDER RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE PARTIES HERETO EXPRESSLY AGREE TO WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT.

18. This Agreement may be executed in two or more counterparts (including electronic copies of signatures), each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto entered into this Agreement.

MAST CAPITAL PARTNERS LLC

By: ________________________
Name:
Title:

CONSILIUM RECOVERY MASTER FUND, LTD.

By: ________________________
Name:
Title: Charles T. Cassel, III
Authorized Person

IN WITNESS WHEREOF, the parties hereto entered into this Agreement.

MAST CAPITAL PARTNERS LLC

By: [signature]
Name: Edward T. Schiff
Title: Partner

CONSILIUM RECOVERY MASTER FUND, LTD.

By: ______________________
Name:
Title:

The undersigned, Alibi NYC, LLC, a New York limited liability company, being the Client named in the foregoing Intercreditor Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to MAST CAPITAL PARTNERS, LLC ("Factor"), and to pay Creditor in accordance therewith.

DATED: February 12, 2013

ALIBI NYC, LLC

By: ______________________

Name: James Dale

Title: CEO

The undersigned, PANACHE BEVERAGE, INC., a New York corporation, being the Parent named in the foregoing Intercreditor Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to MAST CAPITAL PARTNERS, LLC ("Factor"), and to pay Creditor in accordance therewith.

DATED: February 12, 2013

PANACHE BEVERAGE, INC.

By: ______________________

Name:

Title: